UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 19, 2015

Boreal Water Collection, Inc.

(Exact name of registrant as specified in its charter)

NV	000-54776	98-0453421
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

4496 State Road 42 North, Kiamesha Lake, New York	12751
(Address of Principal Executive Officers	(Zip Code)

Registrant's telephone number, including area code: (845) 794-0400

________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets

3.02       Unregistered Sales of Equity Securities

JSJ Investments Note Conversion:

JSJ Investments, Inc. entered into a convertible promissory note with the Company dated May 25, 2014 (“JSJ Note”). Currently, according to the JSJ’s Conversion Notice dated January 20, 2015, the principal balance of the JSJ Note is $76,256.21 with $6,016.93 in accrued interest. The JSJ Note provides for a conversion rate of a 45% discount of the average of the 3 lowest trades in the last 20 trading days prior to the conversion. The Conversion Notice converts $18,621.49 of the JSJ Note. The conversion share price is $0.001118 (45% discount of $0.00203). The total number of common shares to be issued as a result of this conversion is 16,651,113. The Conversion Notice and Board Resolution authorizing the conversion are attached as Exhibits hereto.

Officer Stock Matters:

On January 19, 2015, Mrs. Francine Lavoie, President, CEO and sole member of the Board of Directors, converted her Debt Conversion Note Agreement (“Note”) to restricted Company common shares. The Note is dated July 31, 2014 and is attached hereto as an Exhibit. The principal amount of the Note is $250,342.10, with accrued interest of $5,897.88, totaling $256,239.88. The Note was converted into 180,032,305 restricted common shares at $0.0014233 per share. Mrs. Lavoie’s Notice of Conversion and the Company’s Board of Directors Resolution, both dated January 19, 2015, are included herewith as Exhibits.

Mrs. Lavoie is currently serving a 3 year term as CEO and President of the Company. The contract expires after September 23, 2015. The contract is expressly not “at will.” She is to receive 3 million shares of restricted common stock per year of the contract. Her salary is $120,000 per year. However, if the Company does not pay her salary, or all of it, Mrs. Lavoie can take the equivalent value in restricted common stock, calculated at a 30% discount of the average of the 3 lowest trades during the previous 10 trading days prior to the date of conversion.

Pursuant to said employment contract, and because the Company has not paid any portion of the cash salary to her, Mrs. Lavoie has elected to receive 203,566,444 restricted common shares as compensation from September 24, 2012 through January 22, 2015.

Mr. Krzysztof Umecki is currently serving a 3 year term as Vice-President - Operations of the Company. The contract expires after September 23, 2015. The contract is expressly not “at will.” He is to receive 1 million shares of restricted common stock per year of the contract. His salary is $60,000 per year. However, if the Company does not pay his salary, or all of it, Mr. Umecki can take the equivalent value in restricted common stock, calculated at a 30% discount of the average of the 3 lowest trades during the previous 10 trading days prior to the date of conversion.

Pursuant to said employment contract, on January 19, 2015, Mr. Umecki (Mrs. Lavoie’s spouse), and further because the Company has not paid any portion of the cash salary to him, has elected to receive 100,617,468 restricted common shares as compensation from September 24, 2012 through January 22, 2015.

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The above stock totals payable to Mrs. Lavoie and Mr. Umecki were calculated in the manner as presented in the following table:

	Days	Salary CEO	Salary VP op.	Stock Bonus	Stock Bonus
	worked	F. Lavoie	K. Umecki	F. Lavoie	K. Umecki
Sept 24/2012 to Dec 31/2012	99	$ 32,547.94	$ 16,273.97	975,699	271,233
Jan 1/2013 to Dec 31/2013	365	$ 120,000.00	$ 60,000.00	3,000,000	1,000,000
Jan 1/2014 to Dec 31/2014	365	$ 120,000.00	$ 60,000.00	3,000,000	1,000,000
Jan 1/2015 to Jan 22/2015	22	$ 7,232.88	$ 3,616.44	18,821	60,273
		$ 279,780.82	$ 139,890.41	6,994,520	2,331,506

Conversion rate:   70% ( ($.002 + $.002 +$.0021) / 3) = $0.0014233

For Mrs. Lavoie:  $279,780.82 / $0.0014233 = 196,571924 shares plus stock bonus 6,994,520  = 203,566,444 shares

For Mr. Umecki: $139,890.41 / $0.0014233 =98,285,962 shares plus stock bonus 2,331,506 = 100,617,468 shares

A Board of Directors Consent/Resolution dated January 22, 2015 approving these stock issuances is attached hereto as an Exhibit.

Section 5 - Corporate Governance and Management

5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
5.07	Submission of Matters to a Vote of Security Holders.
5.08	Shareholder Director Nominations

On January 22, 2015, the shareholders of the Company nominated and re-elected Mrs. Francine Lavoie as the sole member of the Company’s Board of Directors. This was accomplished by Consent without a meeting as attached hereto as an Exhibit.

On January 22, 2015, subsequent to the above action approved by the shareholders, the Company’s Board of Directors, consisting of one director, Mrs. Francine Lavoie, re-appointed Mrs. Lavoie as President, CEO, CFO and Treasurer and conferred other titles for the purpose of Mrs. Lavoie’s signature on EDGAR reporting documentation. The sole board member, Mrs. Lavoie, also appointed her spouse, Mr. Krzysztof Umecki, as Vice President – Operations. These appointments were accomplished by Consent without a meeting as attached hereto as an Exhibit.

5.03       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 20, 2015, the shareholders approved an increase in the authorized common shares of the Company from 600 million to 1.5 billion. This was accomplished through a Consent without a meeting as attached hereto as an Exhibit. On January 21, 2015, the Nevada Secretary of State accepted and filed the Company’s Certificate of Amendment to our Articles of Incorporation changing the authorized common shares from 600 million to 1.5 billion. The par value remains at .001/per share. A copy of the Certificate of Amendment is included herewith as an Exhibit.

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Section 9 - Financial Statements and Exhibits

9.01	Financial Statements and Exhibits

(d)     Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment to the Company’s Articles of Incorporation as filed with the Nevada Secretary of State on January 21, 2015.

4.1	Shareholders’ Consent electing Mrs. Francine Lavoie as the Company’s sole member of the Board of Directors

4.3	Shareholders’ Consent authorizing an amendment to the Company’s Articles of Incorporation increasing the number of authorized common shares from 600 million to 1.5 billion shares

10.1	JSJ Investments Conversion Notice, dated January 20, 2015

10.2	Debt Conversion Note Agreement; Mrs. Lavoie, dated July 31, 2014

10.3	Notice of Debt Conversion from Mrs. Lavoie, dated January 19, 2015

99.1	Company Board Resolution of January 20, 2015 approving JSJ Investments Note Conversion to Company common stock

99.2	Board Resolution approving Note conversion, dated January 19, 2015

99.3	Board Resolution approving the issuance of restricted common stock to Mrs. Lavoie and Mr. Umecki, dated January 22, 2015

99.4	Board of Director’ Consent/Resolution appointing Mrs. Francine Lavoie and Mr. Krzysztof Umecki, husband and wife, as officers of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2015

Boreal Water Collection, Inc.

By: /s/ Mrs. Francine Lavoie
Mrs. Francine Lavoie, Principal Executive Officer, Principal Financial Officer, Controller and Sole Member of the Board of Directors

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